EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of Mirage Capital Corporation (the “Company”) on Form 10-Q for the quarter ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kebi Huang Shi Yong, CEO, CFO, Chairman of the Board, President and Treasure of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2013

By: /s/ Kebi Huang Shi Yong

                     Kebi Huang Shi Yong,

CEO, CFO, Chairman of the Board, President & Treasure